UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2009

Denmark Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-21554	39-1472124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 East Main Street

PO Box 130

Denmark, WI 54208-0130

(Address of principal executive offices)(Zip Code)

920-863-2161

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of New Director of Subsidiary Bank

Effective November 10, 2009, William F. Noel, was elected as a Director of Denmark State Bank ("DSB") by the Board of Directors of DSB.

Mr. Noel, age 47, has served as Operations Manager of St. Bernard and St. Philip the Apostle Parishes in Green Bay, Wisconsin since 2008. Prior to that he served as a consulting engineer for STS Consultants Ltd. in Green Bay, Wisconsin between 1991 and 2008. Mr. Noel is the brother of Terese M. Deprey, Vice President of DSB, and a Director of Denmark Bancshares, Inc.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denmark Bancshares, Inc.
Date: November 10, 2009	/s/ Dennis J. Heim
Dennis J. Heim
Vice President and Treasurer,
Principal Financial and
Accounting Officer